FIRST AMENDMENT TO LEASE AGREEMENT

This First Amendment to Lease Agreement (**"Amendment"**), dated as of the 21st day of February, 2020 (for purposes of this Amendment, the **"Effective Date"**), is entered into between SBA TENANT, LLC, a Virginia limited liability company (**"Landlord"**) and LUNA INNOVATIONS INCORPORATED, a Virginia corporation (**"Tenant"** and, together with Landlord, collectively referred to herein as the **"Parties"**).

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of November 25, 2014, with the term commencing on April 1, 2015 and ending on March 31, 2020, relating to certain premises within the first floor office space located at 301 1st Street, SW, Suite 200, Roanoke, Virginia 24011, containing approximately 4,423 square feet of office space as more particularly described therein (collectively, the **"Lease"**);

WHEREAS, Landlord and Tenant have agreed to amend the Lease, upon the terms and conditions hereinafter described; and

WHEREAS, unless specficed otherwise herein, all capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Lease.

NOW, THEREFORE, for good and valuable consideration paid by Tenant to Landlord and the mutual covenants, terms, and conditions, set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby amend the Lease on the terms hereof as of the Effective Date as follows:

1. Lease Term. The following sentence in Section (1)(A) of the Lease is hereby deleted: "Subject to the terms and condition in this Section, the term of this Lease shall commence on April 1, 2015 (the "**Commencement Date**") and end on March 31, 2020." The deleted sentence in Section (1)(A) is replaced with the following language: "Subject to the terms and conditions in this Section, the term of this Lease shall commence on April 1, 2015 (the "**Commencement Date**") and end on March 31, 2021."

2. No Default. Landlord and Tenant hereby affirm that as of the Effective Date, no breach, default, or other act, error, or omission which, with the giving of notice or passage of time or both, would constitute a breach or default by either party, has occurred and is continuing under the Lease.

3. Affirmation of Lease Terms. Except as modified by this Amendment, Landlord and Tenant hereby ratify the Lease and agree that the Lease shall remain unchanged and shall continue in full force and effect. In the event there is any conflict between the terms of the Lease and the terms set forth in this Amendment, the terms specifically set out in this Amendment shall control. From and after the Effective Date, any and all references to "the Lease" or "this Lease" in the Lease shall mean the Lease as modified by this Amendment.

4. Mutual Authorization Representation. Each of Landlord and Tenant hereby represent and warrant to each other that: (a) this Amendment (and each term and provision hereof) has been duly and appropriately authorized by such party through proper written corporate action and approval; and (b) no additional consent, agreement, or approval is required with respect hereto.

5. Miscellaneous.

(a) Entire Agreement. This Amendment contains the entire understanding between the Parties with respect to the matters being amended as contained herein.

(b) Amendment and Modification. This Amendment may not be changed or modified orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, or modification is sought.

(c) Further Assurances. Each of the Parties shall deliver to the other any further instruments or documents which may be reasonably required to establish to the satisfaction of the other party that it has agreed to be bound by and become liable under the terms and conditions of the Lease and this Amendment.

(d) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first written above.

LANDLORD:
SBA TENANT, LLC,
a Virginia limited liability company

By: ____________________

Name: William H. Chapman, Jr.

Title: Managing Partner

TENANT:
LUNA INNOVATIONS INCORPORATED,
a Virginia corporation

By: ____________________

Name: SCOTT A. GRAEFF

Title: CEO

[Signature Page to First Amendment to Lease Agreement]